General	6 Months Ended
Jun. 30, 2017
General [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.	Kornit Digital Ltd. (the “Company”) was incorporated in 2002 under the laws of the State of Israel. The Company and its subsidiaries develop, design and market digital printing solutions for the global printed textile industry. The Company’s and its subsidiaries’ solutions are based on their proprietary digital textile printing systems, ink and other consumables, associated software and value added services.

b.	The Company has established wholly-owned subsidiaries in Israel, the United States, Germany and Hong Kong. The Company’s subsidiaries are engaged primarily in sales, and marketing, except for the Israeli subsidiary which is engaged primarily in research and development and manufacturing.

c.	On January 31, 2017 the Company closed a follow on and secondary offering where by 8,625,000 ordinary shares were sold in the transaction to the public, 2,300,000 were sold by the Company and 6,325,000 were sold by the Selling Shareholders (inclusive of 1,125,000 ordinary shares pursuant to the full exercise of an overallotment option granted to the underwriters). The gross proceeds received by the Company from the offering were $36,058, net of underwriting discounts and commissions, offering expenses to be paid by the Company were $981.

d.	On May 15, 2017 the Company made an underwritten secondary offering of 4,250,000 ordinary shares by the Company’s largest shareholder. The Company did not receive any of the proceeds from the sale of the ordinary shares.

e.	During the six months ended June 30, 2017 and 2016, 29% and 48% of the Company's revenues were driven from two and three major customers, respectively.